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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 28, 2003


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-27750                            13-3459685
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          (Commission File Number)     (I.R.S. Employer Identification No.)

 521 WEST 57TH STREET, NEW YORK, NEW YORK                10019
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           On September 28, 2003, IMPATH Inc. (the "Company") and its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case No. 0316113 (PCB)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The text of the press release announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

           In connection with the Chapter 11 filing, the Debtors have sought approval from the Bankruptcy Court of a $15 million in Debtor-in-Possession
(DIP) financing facility to be provided by Fleet National Bank, as agent and lender, and the Company's other existing pre-petition secured lenders.

ITEM 5.  OTHER EVENTS.

           On September 29, 2003, the Company issued a press release regarding its filing under the Bankruptcy Code. The Company further announced in the press release that James V. Agnello has resigned, effective immediately, as Chief Financial Officer and Senior Vice President of the Company. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

                    99.1          Press Release dated September 29, 2003.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2003




                                   IMPATH INC.





                                   By: /s/ Richard C. Rosenzweig
                                      ------------------------------------------
                                      Name:  Richard C. Rosenzweig
                                      Title: Secretary and General Counsel




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
                                  EXHIBIT INDEX

         Exhibit No.                     Exhibit

           99.1                 Press Release dated September 29, 2003.













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